UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K



                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                                  May 25, 2004
                                (Date of earliest
                                 event reported)








Commission File    Name of Registrant; State of Incorporation; Address of           IRS Employer
Number             Principal Executive Offices; and Telephone Number                Identification Number
------------------------------------------------------------------------------------------------------------
1-16169            EXELON CORPORATION                                               23-2990190
                   (a Pennsylvania corporation)
                   10 South Dearborn Street--37th Floor
                   P.O. Box 805379 Chicago, Illinois 60680-5379
                   (312) 394-7398

333-85496          EXELON GENERATION COMPANY, LLC                                   23-3064219
                   (a Pennsylvania limited liability company)
                   300 Exelon Way
                   Kennett Square, Pennsylvania 19348
                   (610) 765-6900
------------------------------------------------------------------------------------------------------------

Item 5.  Other Events

As previously disclosed, Exelon Corporation (Exelon) and Exelon Generation Company, LLC (Generation) have been working toward an orderly transition out of the ownership of their indirect wholly owned subsidiary Boston Generating, LLC
(BG), which owns the companies that own the Mystic 4-7, Mystic 8 and 9 and Fore River generating projects.

On May 25, 2004, Exelon and Generation completed the sale, transfer and assignment of ownership of BG to a special purpose entity owned by the lenders under BG's $1.25 billion credit facility. As a result of the transfer of ownership of BG, all operating losses incurred by Exelon and Generation in 2004 relating to BG will be offset against the gain we anticipate from the sale.

The transfer of ownership of BG was completed pursuant to a settlement agreement reached with BG's lenders on February 23, 2004. The Federal Energy Regulatory Commission (FERC) approved the sale of BG on May 10, 2004. Responsibility for plant operations and power marketing activities will be transferred to the lenders' special purpose entity in a separate transaction. Certain aspects of the transfer of operations and marketing are also subject to approval of the FERC. The parties expect to file an application with the FERC within the next few weeks for an order authorizing the transfer of responsibility for plant operations and power marketing, and the parties expect to complete that transfer during the third quarter of 2004. Pending completion of the transfer of operation and marketing activities, Generation affiliates will continue to operate and market power from the plants on behalf of the owners.


                                      *****

This combined Form 8-K is being filed separately by Exelon and Generation (Registrants). Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.

Except for the historical information contained herein, certain of the matters discussed in this Report are forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by a registrant include those factors discussed herein, as well as the items discussed in (a) the Registrants' 2003 Annual Report on Form 10-K--ITEM 7. Management's Discussion and Analysis of Financial Condition and Results of Operations--Business Outlook and the Challenges in Managing Our Business for each of Exelon, Commonwealth Edison Company (ComEd), PECO Energy Company (PECO) and Generation, (b) the Registrants' 2003 Annual Report on Form 10-K--ITEM 8. Financial Statements and Supplementary Data: Exelon--Note 19, ComEd--Note 15, PECO--Note 14 and Generation--Note 13 and (c) other factors discussed in filings with the United States Securities and Exchange Commission (SEC) by the Registrants. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Report. None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Report.

                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                           EXELON CORPORATION
                           EXELON GENERATION COMPANY, LLC

                           /s/ Robert S. Shapard
                           -------------------------------
                           Robert S. Shapard
                           Executive Vice President and Chief Financial Officer Exelon Corporation



May 25, 2004